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                                                                     EXHIBIT 4.1


    NUMBER                  [LOGO]  DATA                   SHARES
                                    CONVERSION
                                    LABORATORY, INC.
  CS

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                                      CUSIP 237616 10 7

              INCORPORATED UNDER THE LAWS OF THE STATE OF NEW YORK


THIS CERTIFIES THAT








is the record holder of



         FULLY PAID AND NONASSESSABLE COMMON SHARES, $.01 PAR VALUE, OF


                        DATA CONVERSION LABORATORY, INC.


transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

               /s/ Judy Gross                              /s/ Mark Gross
                                         [SEAL]
                 SECRETARY                                   PRESIDENT


                                    COUNTERSIGNED AND REGISTERED:
                                    CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTRAR

                                    BY                     AUTHORIZED SIGNATURE



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                        DATA CONVERSION LABORATORY, INC.


         A statement of the designation, relative rights, preferences and limitations of the shares of each class of stock or series thereof and the qualifications or restrictions of such preferences and/or rights as established, from time to time, by the Restated Certificate of Incorporation of the Corporation and by any certificate of determination, and the number of shares constituting each class or series and the designations thereof, may be obtained by any shareholder of the Corporation upon written request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM -  as tenants in common
     TEN ENT -  as tenants by the entireties
     JT TEN  -  as joint tenants with right
                of survivorship and not as
                tenants in common
     COM PROP - as community property

UNIF GIFT MIN ACT- ____________ Custodian ___________
                      (Cust)                (Minor)

 under Uniform Gifts to Minors

 Act ________________________
             (State)


 UNIF TRF MIN ACT-  _____________ Custodian (until age__________)
                        (Cust)

                    _____________ under Uniform Transfers
                        (Minor)

                    to Minors Act__________________________________
                                              (State)

     Additional abbreviations may also be used though not in the above list.


 For value received,  ____________________ hereby sell, assign and transfer unto

   PLEASE INSERT SOCIAL
SECURITY OR OTHER TAXPAYER
IDENTIFYING NUMBER OF ASSIGNEE
----------------------------------   -------------------------------------------


----------------------------------   -------------------------------------------


--------------------------------------------------------------------------------
    PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE

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Common Shares represented by the within certificate, and do hereby irrevocably constitute and appoint


__________________________ Attorney, to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated ___________________ , ______           X ______________________________

                                             X ______________________________

Notice: The signature(s) to this assignment must correspond with the name(s) written upon the face of this certificate in every particular, without alteration or enlargement or any change whatever.

 Signature(s) Guaranteed



 By ________________________________________________________________
 THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
 INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE
 MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.